STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
JUNE 30, 1999

PHOTO OF: ABACUS

STEIN ROE MONEY MARKET FUND

CASH RESERVES FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------

From the President................................................   1
   Tom Butch's thoughts on the markets and investing

Performance Summary...............................................   3

Questions & Answers
   Interview with the portfolio manager and
   a summary of investment activity
   Cash Reserves Fund.............................................   4

Portfolio of Investments..........................................   7
   A complete list of investments with market values

Financial Statements..............................................   9
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   15

Financial Highlights..............................................   18
   Selected per-share data

Report of Independent Auditors....................................   19

General Information...............................................   20
   To Contact Us. . .






                MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

From the President
--------------------------------------------------------------------------------
Photo of: THOMAS W. BUTCH


TO OUR SHAREHOLDERS

In fiscal 1999, cash was king.

   Between June 30, 1998 and June 30, 1999, money market funds such as Stein Roe Cash Reserves Fund provided higher returns than long-term, taxable fixed-income securities. (See table on page 3). Fear of higher inflation outweighed the potentially beneficial effects of a strong domestic economy, driving down intermediate and long-term bond prices.

   I am pleased to report that your Fund met its objectives of maximizing income while providing liquidity and safety during the 12 months ended June 30, 1999, a period of exceptional bond market volatility.

   Your Fund's fiscal 1999 results outpaced both inflation and the average returns of its peers as shown on page 3. I think this is a noteworthy achievement given the fact that the rate of inflation has modestly increased. Also, unlike long-term fixed-income investments, the income potential of securities maturing in 90 days or less has declined since the summer of 1998. The annualized yield of three-month Treasury bills fell from 5.09% to 4.76% from June 30, 1998 to June 30, 1999.

   While the Fund's yearly return of 4.64% may not seem especially robust in absolute terms, you should know that long-term Treasury bonds* declined in value during the same 12-month period, even with interest income reinvested.

   Beginning on page 4, your Fund's portfolio manager reviews events over the past 12 months that affected money market and bond investments.

DOUBLE-EDGE DILEMMA: GROWTH  AND INFLATION
In the 1990s advances in technology -- particularly electronic commerce -- as well as prudent Federal Reserve monetary policy, have helped fuel one of the longest and strongest U.S. economic booms since the end of World War II. In May 1999, the nation's unemployment rate dropped to 4.2%, a level not seen since the 1960s.

   Our growing economy helps bond issuers meet debt payments, but too much growth can cause the cost of living to accelerate. Higher prices, in turn, reduce the purchasing power of bond income.

   When the government reported that inflation in April was higher-than-expected, bond traders demanded much higher yields from fixed-income investments. Bond prices - which move in the opposite direction of yields - fell sharply. This fear of inflation was compounded by the resignation of a U.S. Treasury Secretary who helped engineer the first budget surpluses in a generation, higher oil prices and reports of building material and labor shortages.

A YEAR OF VOLATILITY IN TREASURIES
As of June 30, 1999, the average yield of 30-year U.S. Treasury bonds stood at 5.98%, some 35 basis points (0.35%) higher than on June 30, 1988. However, this modest increase masks a year of exceptional volatility that saw yields fluctuate from a record low of 4.71% last October to a high of 6.19% in late June.

   Fiscal 1999 initially began with positive developments for Treasuries and a worrisome environment for other types of bonds. Investors flocked to the safety of U.S. government debt as global credit concerns mounted and equity markets weakened. By this spring, however, the reverse was true. Emerging markets stabilized. U.S. corporate profits were generally better than expected, stocks soared and the domestic economy showed vigorous growth. This past June, the Fed raised short-term interest rates by 25 basis points (0.25%) to 5%.

   At Stein Roe, we believe the U.S. economic environment will become more favorable for fixed-income investments in the coming months as investors begin to realize that inflation is not expected to rise much beyond 3%. In addition, we think some companies may hold off on purchasing plans until after the year 2000, helping to temper domestic growth.

   Historically, the Fed's efforts to rein in inflation have benefited money-market yields. At such times, investors seeking to capitalize on a potential rise in bond prices shift resources to long-term securities, reducing demand for money-market securities, causing short-term yields to rise. With its relatively short maturity, we think your Fund is well positioned for the coming months.

   A taxable money market fund can be a prudent place to park your cash as you decide on a long-term investment strategy, but it is not an asset class that can help most growth-oriented investors achieve their goals. I urge you to review your portfolio and, if your investment horizon is more than a year or two, consider increasing your financial commitment to Stein Roe funds that are better designed to help you meet your long-term objectives.


   Sincerely,

   /s/ Thomas W. Butch
   Thomas W. Butch
   President
   July 19, 1999

*UNLIKE TREASURIES, AN INVESTMENT IN THE FUND IS NEITHER INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORP. (FDIC) OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Performance Summary
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED JUNE 30, 1999

                                                 1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
STEIN ROE CASH RESERVES FUND                       4.64%      4.94%     4.99%
U.S. Consumer Price Index (Inflation)              2.00       2.35      3.04
Lehman Brothers Government Bond Index              3.05       7.59      7.96
Merrill Lynch High Yield Master II Index           0.94      10.06     10.65
Lipper Money Market Fund Average                   4.51       4.90      4.98
Number of Funds in Peer Group                       318        214       131

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN INCLUDES REINVESTMENT OF INCOME. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. (FDIC) OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE U.S. CONSUMER PRICE INDEX IS THE GOVERNMENT'S MEASURE OF RETAIL INFLATION. EACH BOND INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT REPRESENT THE PERFORMANCE OF ANY STEIN ROE MUTUAL FUND; NEITHER IS AVAILABLE FOR DIRECT INVESTMENT. SOURCE OF LIPPER DATA: LIPPER, INC., A MONITOR OF MUTUAL FUND PERFORMANCE.



--------------------------------------------------------------------------------
Cash Reserves Fund's Yield History vs. Inflation January 1997-June 1999

Line Chart:
                           Cash Reserves Fund's        U.S. Consumer Price Index
                           7-Day Current Yield         (Inflation)
Jan-97                     4.74                        3
                           4.7                         3
Mar-97                     4.7                         2.8
                           4.89                        2.5
                           4.96                        2.2
Jun-97                     4.96                        2.3
                           4.89                        2.2
                           5.01                        2.2
Sep-97                     4.93                        2.2
                           4.9                         2.1
                           5                           1.8
Dec-97                     5.26                        1.7
                           4.99                        1.6
                           4.94                        1.4
Mar-98                     4.96                        1.4
                           4.95                        1.4
                           4.89                        1.7
Jun-98                     4.82                        1.7
                           4.96                        1.7
                           4.92                        1.6
Sep-98                     4.85                        1.5
                           4.71                        1.5
                           4.57                        1.5
Dec-98                     4.7                         1.6
                           4.5                         1.7
                           4.25                        1.6
Mar-99                     4.22                        1.7
                           4.18                        2.3
                           4.21                        2.1
Jun-99                     4.37                        2


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. THE U.S. CONSUMER PRICE INDEX IS THE GOVERNMENT'S MEASURE OF RETAIL INFLATION. SOURCE: BLOOMBERG BUSINESS NEWS.

Questions & Answers
--------------------------------------------------------------------------------
AN INTERVIEW WITH JANE NAESETH, PORTFOLIO MANAGER OF STEIN
ROE CASH RESERVES FUND AND SR&F CASH RESERVES PORTFOLIO

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, bankers acceptances and certificates of deposit.

   FUND INCEPTION:
   Oct. 2, 1976

   TOTAL NET ASSETS:
   $503.7 million


   PHOTO OF : JANE NAESETH


Q: HOW DID THE FUND PERFORM?

NAESETH: The Fund performed better than the average money market fund tracked by Lipper, Inc. for the one-year period ended June 30, 1999, as shown on page 3. The Fund's income potential declined during the period as the Federal Reserve Board reduced the overnight lending rate by 75 basis points (0.75%) during the first half of fiscal 1999.


Q: WHAT EFFECT DID THE RATE DECLINES AT THE END OF 1998 HAVE ON THE FUND?

NAESETH: The three consecutive 25 basis point (0.25%) rate decreases that the Federal Open Market Committee made during the last quarter of 1998 had a slightly negative impact on Fund performance during the first quarter of 1999 when higher-yielding securities from 1998 matured. We expect the 0.25% rate increase the Fed enacted in late June to have a modestly positive effect on the portfolio in the coming months.


Q: HOW DID YOU POSITION THE FUND'S AVERAGE MATURITY AND WHY?

NAESETH: We lengthened average maturity during the first half of the fiscal year in anticipation of the rate decreases by the Federal Open Market Committee. We began shortening our average maturity in 1999 due to the small spreads, or differences, in long- and short-term yields. We didn't want to give up any potential current yield for a rate change that might happen. So we lengthened maturity where we could in December to capture the attractive yields as far into 1999 as possible.


Q: WERE THERE ANY PARTICULAR SECTORS THAT WERE ATTRACTIVE OVER THE PAST YEAR?

NAESETH: Because letters of credit weren't attractive to us last June, we held a larger portion of the portfolio in commercial paper. Most of our letters of credit were in Japan and because of the turmoil in their markets, we moved out of Japan.

   We also purchased a floating-rate note. We had gotten out of floating-rate securities because the income potential was unattractive when interest rates were declining. Now that interest rates have risen again, floating-rate notes are looking more attractive.


Q: WHAT IMPACT WILL THE RECENT RATE INCREASE HAVE ON THE FUND?

NAESETH: Although income potential might increase slightly, we don't expect that there will be a dramatic impact on the Fund because much of the increase was already built into any recent securities we bought.


Q: DID THE FUND BEAT THE RATE OF INFLATION?

NAESETH: The Fund's annual rate of return of 4.64% provided income potential at a rate that was twice that of the increase in the cost of living between June 1998 and June 1999 as shown on page 3. We expect inflation to remain a benign factor in the overall economy, at least for the short term.


Q: WHAT'S YOUR OUTLOOK FOR MONEY MARKET SECURITIES?

NAESETH: With a neutral Federal Open Market Committee bias and the summer months a normally slow time of year for money markets, we expect the portfolio's income potential to remain relatively stable in the third quarter. We have lengthened average maturity slightly now that the Fed has increased rates modestly.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURN INCLUDES REINVESTMENT OF INCOME. YIELDS FLUCTUATE AND ARE NOT GUARANTEED. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. (FDIC) OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. SOURCE OF LIPPER DATA: LIPPER, INC., A MONITOR OF MUTUAL FUND PERFORMANCE.

Fund Highlights
--------------------------------------------------------------------------------
                            Cash Reserves Portfolio
                            SECURITIES TYPE BREAKDOWN
--------------------------------------------------------------------------------

                                              PORTFOLIO            PORTFOLIO
                                            JUNE 30, 1999        JUNE 30, 1998
--------------------------------------------------------------------------------
Commercial Paper                                87.3%                  89.9
Letter of Credit Commercial Paper                0.0                    3.9
Yankee Certificates of Deposit                   7.1                    3.2
Corporate Notes                                  5.6                    3.0
--------------------------------------------------------------------------------
Total Investments                              100.0%                 100.0%


                              PORTFOLIO STATISTICS

                                              PORTFOLIO            PORTFOLIO
                                            JUNE 30, 1999        JUNE 30, 1998
--------------------------------------------------------------------------------
7-day Dollar-Weighted
Average Maturity                              27.1 days              27.7 days
7-day Current Yield*                          4.37%                  4.94%

*NET OF ALL FEES AND EXPENSES AND REPRESENTS AN ANNUALIZATION OF DIVIDENDS DECLARED AND PAYABLE TO SHAREHOLDERS FOR THE LAST SEVEN DAYS OF INVESTMENT.


--------------------------------------------------------------------------------
PIE CHARTS:
                                    MATURITY
                                 As of June 30, 1999         As of June 30, 1998
GREATER THAN 59 DAYS             14.7%                        7.7%
30-59 DAYS                        9.0%                       11.0%
15-29 DAYS                       15.2%                       27.6%
5-14 DAYS                        51.5%                       32.3%
1-4 DAYS                          9.6%                       21.4%

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)
                                                  INTEREST              MATURITY             PRINCIPAL            AMORTIZED
COMMERCIAL PAPER (86.9%)                      RATE RANGE(a)           DATE RANGE                AMOUNT                 COST
---------------------------------------------------------------------------------------------------------------------------
BEVERAGES (3.2%)
Coca-Cola Enterprises (b)......                      4.919                7/7/99               $25,000              $24,980

COMPUTER SERVICES (2.4%)
Electronic Data Systems (b)....                      4.922                7/2/99                19,000               18,997

CONSULTING SERVICES (1.7%)
CSC Enterprises (gtd. by
   Computer Sciences)..........                      5.034                7/6/99                12,835               12,826

FINANCIAL SERVICES (64.0%)
   AUTO LENDING (3.2%)
   American Honda Finance (gtd. by
      American Honda Motor)....                      4.878                7/7/99                25,000               24,980

   DIVERSIFIED FINANCIAL SERVICES (4.5%)
   Finova Capital..............                      4.967               7/12/99                35,000               34,947

   LEASING (4.6%)
   Enterprise Funding (b)......                5.140-5.876         7/1/-9/8/1999                35,547               35,396

   OTHER FINANCIAL (6.5%)
   Asset Securitization (b)....                      5.212               7/14/99                38,000               37,929
   Caterpillar Financial Services                    5.307                7/9/99                12,000               11,986
                                                                                                                    -------
                                                                                                                     49,915
   SPECIAL PURPOSE ENTITIES (45.2%)
   Citic Pacific Finance
      (LOC Bank of America)....                4.942-5.253        7/12-7/28/1999                38,000               37,875
   CSN Overseas
      (LOC Barclays Bank)......                      5.163               7/26/99                25,000               24,911
   Falcon Asset Securitization (b)                   5.276                8/3/99               35,000                34,831
   Harley-Davidson Funding (gtd. By
      Eaglemark Inc.) (b)......                4.940-4.950          7/6-7/7/1999                34,000               33,975
   Old Line Funding (b)........                4.891-4.938                7/6/99                35,000               34,976
   Preferred Receivables Funding (b)                 4.883                7/8/99               33,500                33,468
   Receivables Capital (b).....                      4.902                7/7/99                29,905               29,881
   Special Purpose
      Accounts Receivable (b)..                      5.348                8/4/99                35,000               34,824
   Superior Funding (b)........                      5.097               7/21/99                35,000               34,901
   Thames Asset Global
      Securitization No. 1 (b).                4.979-5.061         7/8-7/15/1999                35,606               35,557
   Windmill Funding (b)........                      5.004               7/16/99                14,000               13,971
                                                                                                                    -------
                                                                                                                    349,170
                                                                                                                    -------
   TOTAL FINANCIAL SERVICES....                                                                                     494,408
                                                                                                                    -------

SR&F Cash Reserves Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------
                                                  INTEREST              MATURITY             PRINCIPAL            AMORTIZED
                                              RATE RANGE(a)           DATE RANGE                AMOUNT                 COST
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING (4.5%)
Eaton (b)......................                      5.208                7/9/99               $35,000             $ 34,959

MEDICAL PRODUCTS (4.5%)
Baxter International...........                5.014-5.110          7/6-7/8/1999                34,500               34,474

RETAIL - CONVENIENCE STORE (6.6%)
Southland (gtd. By Ito-Yokado).                      4.912                7/9/99                15,785               15,768
Toys R Us......................                      4.933                7/1/99                35,000               35,000
                                                                                                                    -------
                                                                                                                     50,768
                                                                                                                    -------
TOTAL COMMERCIAL PAPER.........                                                                                     671,412
                                                                                                                    -------
---------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (5.5%)
FINANCIAL SERVICES (5.5%)
Household Finance..............                      8.836               9/15/99                10,000               10,077
Transamerica Financial.........                      8.466               10/1/99                 7,800                7,872
Goldman Sachs Group............                      5.020               2/17/00                25,000               25,000
                                                                                                                    -------
                                                                                                                     42,949
                                                                                                                    -------
---------------------------------------------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT (7.1%)
BANKS (7.1%)
ABN-AMRO Canada................                      4.933              10/12/99                25,000               24,656
Commerzbank New York...........                      5.087               2/16/00                30,000               29,994
                                                                                                                    -------
                                                                                                                     54,650
                                                                                                                    -------
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)(C)...                                                                                     769,011
OTHER ASSETS, LESS LIABILITIES (0.5%)                                                                                 3,450
                                                                                                                    -------
TOTAL NET ASSETS (100.0%)......                                                                                    $772,461
                                                                                                                   ========
---------------------------------------------------------------------------------------------------------------------------

Notes to Portfolio of Investments
(a) The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent reset date.

(b)  Represents private placement securities exempt from registration by Section
     4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Portfolio must be in an exempt transaction, normally to other institutional investors. At June 30, 1999, the aggregate value of the Fund's private placement securities was $438,645, which represented 56.8 percent of net assets. None of these securities were deemed illiquid.

(c) At June 30, 1999, the cost of investments for financial reporting and income tax purposes was identical.

See accompanying Notes to Financial Statements.

Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
(All amounts in thousands, except per-share amount)

ASSETS
Investment in Portfolio, at amortized cost........................      $505,585
Receivable for fund shares sold...................................         2,505
Cash..............................................................            50
Other assets......................................................             1
                                                                       ---------
   Total assets...................................................       508,141
                                                                       ---------
LIABILITIES
Payable for fund shares redeemed..................................         3,576
Dividends payable.................................................           584
Other liabilities.................................................           295
                                                                       ---------
   Total liabilities..............................................         4,455
                                                                       ---------
   Net assets.....................................................      $503,686
                                                                       =========
ANALYSIS OF NET ASSETS
Paid-in capital...................................................      $503,553
Accumulated net realized gain on investments......................           133
                                                                       ---------
   Net assets.....................................................      $503,686
                                                                       =========
Shares outstanding (unlimited number authorized)..................       503,564
                                                                       =========
Net asset value per share.........................................      $   1.00
                                                                       =========


See accompanying Notes to Financial Statements.

Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1999
(All amounts in thousands)


Interest allocated from Portfolio................................       $26,443
                                                                        -------

EXPENSES
Administrative fees..............................................         1,250
Transfer agent fees..............................................           794
Expenses allocated from Portfolio................................         1,307
Printing and postage.............................................            35
SEC and state registration fees..................................            57
Accounting fees..................................................            36
Trustees' fees...................................................            12
Audit and legal fees.............................................            14
Other............................................................             5
                                                                        -------
   Total expenses................................................         3,510
                                                                        -------
   Net investment income.........................................        22,933
                                                                        -------
REALIZED LOSS ON INVESTMENTS
   Net realized loss on investments allocated from Portfolio.....            (3)
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............       $22,930
                                                                        =======

See accompanying Notes to Financial Statements.

Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
                                                                   YEAR                YEAR
                                                                  ENDED               ENDED
                                                               JUNE 30,            JUNE 30,
                                                                   1999                1998
                                                            -----------         -----------
OPERATIONS
Net investment income ....................................  $    22,933         $    24,264
Net realized loss on investments .........................           (3)                 --
                                                            -----------         -----------
   Net increase in net assets resulting from operations ..       22,930              24,264
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income .................      (22,933)            (24,264)
                                                            -----------         -----------
SHARE TRANSACTIONS
Subscriptions to fund shares .............................    1,292,705             914,335
Value of distributions reinvested ........................       21,281              21,185
Redemptions of fund shares ...............................   (1,304,251)           (893,924)
                                                            -----------         -----------
   Net increase from share transactions ..................        9,735              41,596
                                                            -----------         -----------
   Net increase in net assets ............................        9,732              41,596
TOTAL NET ASSETS
Beginning of period ......................................      493,954             452,358
                                                            -----------         -----------
End of period ............................................  $   503,686         $   493,954
                                                            ===========         ===========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares .............................    1,292,663             914,335
Issued in reinvestment of distributions ..................       21,281              21,185
Redemptions of fund shares ...............................   (1,304,251)           (893,924)
                                                            -----------         -----------
   Net increase in fund shares ...........................        9,693              41,596
Shares outstanding at beginning of period ................      493,871             452,275
                                                            -----------         -----------
Shares outstanding at end of period ......................      503,564             493,871
                                                            ===========         ===========


See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
(All amounts in thousands)


ASSETS
Investments, at amortized cost....................................      $769,011
Cash..............................................................         2,526
Interest receivable...............................................         1,162
                                                                       ---------
   Total assets...................................................       772,699
                                                                       ---------
LIABILITIES
Payable to investment advisor.....................................           157
Other liabilities.................................................            81
                                                                       ---------
   Total liabilities..............................................           238
                                                                       ---------
   Net assets applicable to investors' beneficial interests.......      $772,461
                                                                       =========

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1999
(All amounts in thousands)


INVESTMENT INCOME
Interest.........................................................       $39,905
                                                                        -------
EXPENSES
Management fees..................................................         1,809
Accounting fees..................................................            42
Other............................................................           121
                                                                        -------
   Total expenses................................................         1,972
                                                                        -------
   Net investment income.........................................        37,933
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        37,933
                                                                        -------
REALIZED LOSS ON INVESTMENTS
   Net realized loss on investments..............................            (4)
                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............       $37,929
                                                                        =======

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
                                                                      YEAR           PERIOD
                                                                     ENDED            ENDED
                                                                  JUNE 30,         JUNE 30,
                                                                      1999          1998 (a)
                                                               -----------      -----------
OPERATIONS
Net investment income ......................................   $    37,933      $    12,145
Net realized losses on investments .........................            (4)            --
                                                               -----------      -----------
   Net increase in net assets resulting from operations ....        37,929           12,145
                                                               -----------      -----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions ..............................................     1,549,789        1,158,202
Withdrawals ................................................    (1,501,534)        (484,070)
                                                               -----------      -----------
   Net increase from transactions in investors'
     beneficial interests ..................................        48,255          674,132
                                                               -----------      -----------
   Net increase in net assets ..............................        86,184          686,277

TOTAL NET ASSETS
Beginning of period ........................................       686,277               --
                                                               -----------      -----------
End of period ..............................................   $   772,461      $   686,277
                                                               ===========      ===========

(a) From commencement of operations on March 2, 1998.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION
Stein Roe Cash Reserves Fund (the "Fund") is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which seeks maximum income consistent with capital preservation and maintenance of liquidity.

   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on March 2, 1998. At commencement, Stein Roe Cash Reserves Fund and Colonial Money Market Fund (formerly Colonial Government Money Market Fund) contributed $493,224 and $187,537, respectively, in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and realized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At June 30,1999, Stein Roe Cash Reserves Fund and Colonial Money Market Fund owned 65.5 percent and 34.5 percent, respectively, of the Portfolio.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment trans actions are reported on an identified cost basis.

   The Portfolio is permitted to invest in repurchase agreements involving securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Portfolio requires issuers of repurchase agreements to transfer the securities underlying those agreements to the Portfolio's custodian at the time of payment.

INVESTMENT VALUATIONS
The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

   The Fund attempts to maintain a per-share net asset value of $1, which management believes will be possible under most conditions.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

   The Fund intends to utilize provisions of the federal income tax law that allows them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.

   At June 30, 1999, the Fund had capital loss carryforwards totaling $106,000 and expiring in the years 2002 - 2008.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly.

NOTE 3. PORTFOLIO COMPOSITION
Under normal market conditions, the Portfolio will invest at least 25 percent of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, consumer and business credit institutions, and other financial services companies). At June 30, 1999, 76.6 percent of the Portfolio's net assets were invested in the financial services industry.

   See the portfolio of invest ments for additional information regarding portfolio composition.

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.

   The management fee for the Portfolio is computed at an annual rate of .25 of 1 percent of the first $500 million of average daily net assets, and .225 of 1 percent over $500 million. The administrative fee for the Fund is computed at an annual rate of .25 of 1 percent of the first $500 million of average daily net assets, .20 of 1 percent of the next $500 million, and .15 of 1 percent over $1 billion.

   The Advisor also provides certain fund accounting services. For the year ended June 30, 1999, the Fund and Portfolio incurred fees of $36 and $42, respectively.

   Transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund.

   Certain officers and trustees of the Trust are also officers of the Advisor. The compensation of trustees not affiliated with the Advisor for the Fund and Portfolio for the year ended June 30, 1999, was $12 and $22, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Financial Highlights
--------------------------------------------------------------------------------

Cash Reserves Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                               YEARS ENDED JUNE 30,
                                                  1999        1998         1997          1996         1995
                                              --------    --------     --------      --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD          $  1.000    $  1.000     $  1.000      $  1.000     $  1.000
                                              --------    --------     --------      --------     --------
   Net investment income..................       0.045       0.050        0.048         0.050        0.048

   Distributions from net investment
     income...............................      (0.045)     (0.050)      (0.048)       (0.050)      (0.048)
                                              --------    --------     --------      --------     --------
NET ASSET VALUE, END OF PERIOD............    $  1.000    $  1.000     $  1.000      $  1.000     $  1.000
                                              ========    ========     ========      ========     ========
Ratio of expenses to average net assets           0.70%       0.75%        0.77%         0.78%        0.76%
Ratio of net investment income to average
   net assets.............................        4.58%       4.98%        4.80%         4.98%        4.83%
Total return..............................        4.64%       5.09%        4.92%         5.07%        4.96%
Net assets, end of period (000's).........    $503,686    $493,954     $452,358      $476,840     $498,163

SR&F Cash Reserves Portfolio

                                                               YEAR      PERIOD
                                                              ENDED       ENDED
                                                           JUNE 30,    JUNE 30,
RATIOS TO AVERAGE NET ASSETS                                   1999     1998 (a)
                                                          ---------   ---------
Ratio of expenses to average net assets...................     0.25%    0.26%(b)
Ratio of net investment income to average net assets......     4.83%    5.45%(b)

(a) From commencement of operations on March 2, 1998.
(b) Annualized.

Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders, Holders of
Investors' Beneficial Interests and
Board of Trustees of Stein Roe
Income Trust and SR&F Base Trust

Stein Roe Cash Reserves Fund
SR&F Cash Reserves Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Cash Reserves Fund and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F Cash Reserves Portfolio as of June 30, 1999, and the related state ments of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included con firmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stein Roe Cash Reserves Fund and SR&F Cash Reserves Portfolio at June 30, 1999, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in con formity with generally accepted accounting principles.

/s/Ernst & Young LLP

Chicago, Illinois
August 11, 1999

To Contact Us. . .
--------------------------------------------------------------------------------
BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 7 p.m. weekdays and from 9 a.m. to 1 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive. Our account representatives can answer questions about your current Fund investments or provide you with information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS.

Income Trust
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon, Jr.
PRIVATE INVESTOR
William W. Boyd
CHAIRMAN AND DIRECTOR, STERLING PLUMBING
  GROUP INC.
Lindsay Cook
SENIOR VICE PRESIDENT, LIBERTY FINANCIAL
  COMPANIES, INC.
Douglas A. Hacker
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER,
  UNITED AIRLINES
Janet Langford Kelly
SENIOR VICE PRESIDENT, SECRETARY AND GENERAL
  COUNSEL, SARA LEE CORPORATION
Charles R. Nelson
VAN VOORHIS PROFESSOR OF POLITICAL ECONOMY,
  UNIVERSITY OF WASHINGTON
Thomas C. Theobald
MANAGING PARTNER, WILLIAM BLAIR CAPITAL PARTNERS

OFFICERS
Thomas W. Butch, PRESIDENT
William D. Andrews, EXECUTIVE VICE PRESIDENT
Kevin M. Carome, EXECUTIVE VICE PRESIDENT,
  ASSISTANT SECRETARY
Loren A. Hansen, EXECUTIVE VICE PRESIDENT
Gary A. Anetsberger, SENIOR VICE PRESIDENT,
  TREASURER
J. Kevin Connaughton, VICE PRESIDENT
Timothy Jacoby, VICE PRESIDENT
Michael P. Kennedy, VICE PRESIDENT
Gail D. Knudsen, VICE PRESIDENT
Stephen F. Lockman, VICE PRESIDENT
Lynn C. Maddox, VICE PRESIDENT
Jane M. Naeseth, VICE PRESIDENT
Nicolette D. Parrish, VICE PRESIDENT,
  ASSISTANT SECRETARY
Sharlene Thomas, VICE PRESIDENT
Heidi J. Walter, VICE PRESIDENT, SECRETARY
Patricia Judge, CONTROLLER
Janet B. Rysz, ASSISTANT SECRETARY

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
INVESTMENT ADVISOR
State Street Bank and Trust Company
CUSTODIAN
Liberty Funds Services Inc.
TRANSFER AGENT
Bell, Boyd & Lloyd
LEGAL COUNSEL TO THE TRUST
Ernst & Young LLP
INDEPENDENT AUDITORS

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Midcap Growth Fund**
Capital Opportunities Fund
International Fund
Small Company Growth Fund

 * Formerly Special Fund
** Formerly Growth Opportunities Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.


                                                                      MM11A 8/99